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                           FIRST AMENDMENT OF LEASE

     THIS FIRST AMENDMENT OF LEASE (the "First Amendment") made as of
the day      of December, 1997, by and between VITAMIN REALTY ASSOCIATES,
L.L.C., with offices and a principal place of business at 225 Long Avenue, Hillside, New Jersey 07205 (the "Lessor") and ALL COMMUNICATIONS CORPORATION, with offices and a principal place of business at 225 Long Avenue, Hillside, New Jersey 07205 (the "Lessee").

W I T N E S S E T H

     WHEREAS, Lessor and Lessee entered into that certain Lease dated
March 20, 1997 (the "Lease") pursuant to which Lessor leased to Lessee certain premises consisting of 1,560 rentable square feet of warehouse space on the first floor and approximate 7,180 floor rentable square feet of office space on the second floor (collectively, the "Demised Premises") in the building having an address at 225 Long Avenue, Hillside, New
Jersey (the "Building");

     WHEREAS, Lessee desires to lease an additional 5,840 rentable square feet of warehouse space in the Building; and

     WHEREAS, Lessor and Lessee desire to amend the Lease in the manner and to the extent hereinafter set forth; and

     WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Lease.

     NOWTHEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that, effective as of December 1, 1997 (the "Inclusion Date"), the Lease is hereby amended as follows:

     1. The Preliminary Statement of the Lease is hereby amended by increasing the rentable square feet of the warehouse space in the Demised Premises from 1,560 to 7,400, representing the addition of five thousand eight hundred and forty (5,840) square feet.

     2. Article 1.1(x) of the Lease is hereby amended by changing
Lessee's Proportionate Share from 6% to 10%.

     3. The first page of Schedule A of the Lease showing the first floor of the Building is hereby deleted and the attached Exhibit A is hereby substituted therefor.

     4. Schedule B of the Lease is hereby amended by deleting the second sentence thereof and substituting the following therefor:

     "From the Commencement Date to the day immediately preceding the Inclusion Date the Basic Rent for the Term shall be $62,680.00 per annum, payable in equal monthly installments of $5,306.63. From the

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     Inclusion Date to the last day of the Term, the Basic Rent for the
     Term shall be $87,040.00 per annum, payable in equal monthly installments of $7,253.33."

     5. As hereby modified and amended, the Lease shall remain in full force and effect.

     6. This First Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey.

     7. This First Amendment embodies and constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior agreements, representations and statements oral or written relating to the subject matter hereof are merged into this First Agreement.

     8. Neither this First Amendment nor any provision contained herein may be amended, modified or extended except by an instrument signed by the party against whom enforcement of such amendment, modification or extension is sought.

     IN WITNESS WHEREOF, this First Amendment has been executed by Vitamin Realty Associates, L.L.C. and All Communications Corporation as of the day and year first above written.

                                       VITAMIN REALTY ASSOCIATES, L.L.C.

                                       By:/s/ Eric Friedman
                                          ------------------------------------
                                            Name:  Eric Friedman
                                            Title: Member

                                       ALL COMMUNICATIONS CORPORATION

                                       By:/s/ Richard Reiss
                                          ------------------------------------
                                            Name:  Richard Reiss
                                            Title: President